Exhibit 10.1

SIXTH AMENDMENT TO LOAN AGREEMENT

This Sixth Amendment to Loan Agreement (“Sixth Amendment”), executed on December 12, 2024 (the “Execution Date”) and effective as of the 3rd day of December, 2024 (the “Effective Date”), by and among HOF Village Retail I, LLC, a Delaware limited liability company (“Retail I”), HOF Village Retail II, LLC, a Delaware limited liability company (“Retail II”), and Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFRECo”, and together with Retail I and Retail II, collectively the “Borrower”) and CH Capital Lending LLC, Delaware limited liability company (“Lender”).

RECITALS:

A. Retail I, Retail II, and The Huntington National Bank (“HNB”) entered into that certain Loan Agreement dated September 27, 2022 (the “Original Loan Agreement”), under the terms of which HNB agreed to loan up to Ten Million Dollars ($10,000,000) for the purpose of financing improvements to two certain leasehold parcels of real property in the project commonly referred to as Hall of Fame Village located in the City of Canton, Stark County, Ohio, as more fully described in the Loan Agreement.

B. Lender has succeeded to the rights and obligations of HNB under the Loan Agreement pursuant to that certain Assignment of Note, Security Instrument and Other Loan Documents dated as of September 21, 2023 (the “Assignment”), and is now the holder of that certain Promissory Note dated September 27, 2022 (the “Original Note”) in the principal amount of $10,000,000 in which HNB is payee and Retail I and Retail II are makers.

C. The Original Loan Agreement and Original Note were modified pursuant to the terms of (i) that certain Joinder and First Amendment to Loan Agreement entered into by and between Borrower and Lender dated September 21, 2023 (the “First Amendment”), (ii) that certain Second Amendment to Loan Agreement by and between Borrower and Lender dated October 6, 2023 (the “Second Amendment”), (iii) that certain Third Amendment to Loan Agreement by and between Borrower and Lender dated October 16, 2023 (the “Third Amendment”), (iv) that certain Fourth Amendment to Loan Agreement by and between Borrower and Lender dated November 21, 2023 and effective September 21, 2023 (the “Fourth Amendment”), and (v) that certain Fifth Amendment to Loan Agreement by and between Borrower and Lender dated December 8, 2023 (the “Fifth Amendment”) (the Original Loan Agreement, together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment collectively, the “Loan Agreement”);

D. The Original Note and the First Amendment were amended and restated pursuant to the terms and conditions of that certain First Amended and Restated Promissory Note dated December 8, 2023 in the principal amount of Ten Million Dollars ($10,000,000) given by Borrower to Lender (the “A&R Note”);

E. The Loan Agreement is secured by certain collateral as set forth in that certain Security Agreement by and between Borrower and Lender dated November 16, 2023 and effective September 21, 2023 (the “Security Agreement”) and the secured interests under the Security Agreement were incorporated into the Loan Agreement by the Fourth Amendment.

F. Lender and Borrower have agreed to extend the Initial Maturity Date set forth in the Loan Agreement and A&R Note as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing, the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree, effective as of the Effective Date, as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement or A&R Note, as applicable.

2. Maturity Date. The definition of “Initial Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Initial Maturity Date: December 4, 2025, unless accelerated sooner or extended pursuant to the terms hereof.”

3. A&R Note Amended. The A&R Note is hereby deemed amended to delete therefrom the reference to “December 4, 2024” in the second line of Section 8(a) and substituting the following: “December 4, 2025,” such that the Initial Maturity Date as defined in the A&R Note shall be December 4, 2025. Borrower and Lender shall enter into an allonge (the “Allonge”) to the A&R Note setting forth the foregoing revision to the Initial Maturity Date, which Allonge shall become part of the A&R Note, but in the event the Allonge is lost or destroyed, the revision to the Initial Maturity Date as herein described shall continue to be and remain in full force and effect.

4. Governing Law. This Sixth Amendment shall be governed by and controlled in accordance with the laws of the State of Ohio.

5. Counterparts; Electronic Signature. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. This Sixth Amendment may be executed by electronic means and methods, including DocuSign and portable document format (PDF), and shall when transmitted electronically or in paper format, be deemed binding on the signatories thereto.

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IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be signed as of the Effective Date.

BORROWER:

HOF VILLAGE RETAIL I, LLC, a Delaware
limited liability company

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

HOF VILLAGE RETAIL II, LLC, a Delaware
limited liability company

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

CH CAPITAL LENDING, LLC
a Delaware limited liability company, in its capacity
as Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ Richard Klien
Name:	Richard Klein
Title:	Chief Financial Officer

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